Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report to shareholders on Form 10-K of NSD Bancorp, Inc. (the "Corporation"), for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Andrew W. Hasley, President and Chief Operating Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the periods covered by the Report.



Date: 03/29/2004                    /S/ William C. Marsh
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                                    William C. Marsh, Treasurer
                                    (Principal Financial and Accounting Officer)